UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 1, 2016

Date of Report (Date of Earliest Event Reported)

Commission File No. 0-29935

CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs, Las Vegas, NV 89141

(Address of principal executive offices)(Zip code)

Company's telephone number, including area code: (702) 448-1543

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

LAS VEGAS, NV / February 1, 2016 / Crown Equity Holdings Inc. (CRWE) today announced the resignation of Harold Gewerter as its Chairman of the Board for personal reasons. The company also announced that it has appointed Kenneth Bosket as its Chairman, and is no longer Vice Chairman and Head of Operations. Arnulfo Saucedo-Bardan has been appointed as the company's Chief Operating Officer, and is no longer the company's Secretary and Chief Publishing Officer. Montse Zaman, has been appointed Secretary, Treasury and Director.

The Board remains at six (6) members.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated February 1, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN EQUITY HOLDINGS INC.

Dated: February 1, 2016	By:	/s/ Mike Zaman
Mike Zaman
CEO